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                                                                   EXHIBIT 99.1

                           CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Franklin Financial Corporation (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gordon E. Inman, President and Chief Executive Officer of the Company, and Lisa L. Musgrove, Senior Vice President and Chief Financial Officer of the Company, do each hereby certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


By:      /s/ Gordon E. Inman
         ---------------------------------------------------
         Gordon E. Inman
         President and Chief Executive Officer
         November 12, 2002


         /s/ Lisa L. Musgrove
         ----------------------------------------------------
         Lisa L. Musgrove
         Senior Vice President and Chief Financial Officer
         November 12, 2002


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